UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ___________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 30, 2017
Date of Report (Date of earliest event reported)

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Overseas Shipholding Group, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-06479	13-2637623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Harbor Place
302 Knights Run Avenue, Suite 1200
Tampa, Florida 33602
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 209-0600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2017, Overseas Shipholding Group, Inc. (the “Company”) announced the appointment of Richard L. Trueblood as Chief Financial Officer of the Company, effective December 1, 2017. Mr. Trueblood has served as the Company's interim Chief Financial Officer since July 20, 2017.
Mr. Trueblood, 72, is a professional accountant with over 45 years of experience. He received his B.S. degree in accounting from Bentley College in Waltham, Massachusetts and has a broad range of financial and executive experience. From 2013 until joining the Company, Mr. Trueblood was a partner of Florida CFO Group where he provided consulting services to companies related to strategic and business plan development, investment and reinvestment analysis, equity and debt capital raising, and investment due diligence. He served as Chief Financial Officer of Advent Solar, Inc. from 2008-2011 and of Troon Golf LLC from 2001-2008. Prior to that, he served as Senior Vice President of Finance for Promus Hotel Corporation, a $4.7 billion NYSE-listed company. Mr. Trueblood was previously a partner with KPMG where he focused his practice on primary and secondary debt and equity securities offerings and also lead KPMG’s real estate practices in Boston, Massachusetts and Orange County, California. In addition, from 2005 to 2013, Mr. Trueblood served as a director for UMB Bank Arizona, N.A.
There is no arrangement or understanding between Mr. Trueblood and any other person pursuant to which Mr. Trueblood was appointed as an officer of the Company. Neither Mr. Trueblood nor any related person of Mr. Trueblood has a direct or indirect material interest in any existing or currently proposed transaction to which the Company is or may become a party. Mr. Trueblood is not related to any of the executive officers or directors of the Company.

On November 30, 2017, the Company entered into employment agreements with Mr. Trueblood as the Company's Chief Financial Officer, Patrick J. O'Halloran as the Company’s Chief Operating Officer, and Damon M. Mote as the Company’s Chief Administrative Officer.
The employment agreements provide an annual base salary of $256,000 for Mr. Trueblood and $230,000 for each of Messrs. O'Halloran and Mote, with a target bonus of at least 15% of such executive's annual base salary. If the executive is actively employed on December 31, 2018 and in good standing, he will be eligible to participate in a special bonus pool. Each executive received a one-time grant of 25,000 shares of the Company's common stock, net of all taxes, which vested immediately and is subject to a two year holding requirement. In addition, each executive may receive additional equity awards from time to time, at the discretion of the Human Resources and Compensation Committee of the Board of Directors, which awards will have a total target value of at least 50% of such executive's base salary.
The employment agreements provide for severance benefits in the event of termination without cause or resignation for good reason as follows: (i) the accrued but unpaid amounts through the date of separation of service; (ii) 12 months' continuation of annual base salary; (iii) the executive's annual bonus for the year of separation pro rated based on the number of dates in the fiscal year in which he was employed; (iv) any compensation to which the executive is entitled under the special bonus pool pro rated based on the number of days in the fiscal year in which he was employed; and (v) accelerated vesting of any unvested time-based equity awards.
If an executive’s employment is terminated without cause or the executive resigns for good reason following a change in control of the Company, the respective employment agreement provides for severance benefits as follows: (i) the accrued but unpaid amounts through the date of separation of service; (ii) 12 months' continuation of annual base salary; (iii) the executive's target annual bonus for the year of separation; (iv) any compensation to which the executive is entitled under the special bonus pool; and (v) accelerated vesting of any unvested equity awards; provided that (iii) and (iv) above are payable if the termination is within two years of the change in control.
Each executive agreed to a one year non-competition and non-solicitation provision, as well as confidentiality and non-disparagement obligations. The executives also agreed to timely delivery of a release substantially in the form provided in the employment agreements in connection with termination of the executive's service. Severance and other benefits are conditioned on compliance with these covenants.

The foregoing summary of the employment agreements is qualified in its entirety by reference to the respective agreements, which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 8.01.     Other Events.
As described above, the Company issued a press release on December 4, 2017 to announce the appointment of Mr. Trueblood as the Company's Chief Financial Officer. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated as of November 30, 2017 between the Company and Richard Trueblood
10.2	Employment Agreement dated as of November 30, 2017 between the Company and Patrick O'Halloran
10.3	Employment Agreement dated as of November 30, 2017 between the Company and Damon Mote
99.1	Press Release, dated December 4, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: December 4, 2017	By: /s/ Samuel Norton
Samuel Norton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement dated as of November 30, 2017 between the Company and Richard Trueblood
10.2	Employment Agreement dated as of November 30, 2017 between the Company and Patrick O'Halloran
10.3	Employment Agreement dated as of November 30, 2017 between the Company and Damon Mote
99.1	Press Release, dated December 4, 2017